Exhibit 21.1
WARNER MUSIC GROUP CORP.
SUBSIDIARIES OF THE REGISTRANT

Legal Name	State or Jurisdiction of Incorporation or Organization
1967 Limited	England
3PARTA, LLC	United States, DE
300 Entertainment LLC	United States, DE
300 Entertainment Live Events LLC	United States, DE
300 Studios LLC	United States, DE
679 Recordings Limited	England
A+E Records Limited	England
A.P. Schmidt Co.	United States, DE
AB Nordic Songs	Sweden
AB Nordiska Musikforlaget	Sweden
ADA Global Ltd.	England and Wales
Africori Limited	United Kingdom
Africori SA PTY LTD.	South Africa
Alternative Distribution Alliance	United States, NY
Anxious Records Limited	England
Artist Arena LLC	United States, NY
Artist Arena International, LLC	United States, NY
Arts Music Inc.	United States, DE
Ascherberg Hopwood & Crew Limited	United Kingdom
Asylum LLC	United States, DE
Asylum Records LLC	United States, DE
Asylum Worldwide LLC	United States, DE
Atlantic/143 L.L.C.	United States, DE
Atlantic Mobile LLC	United States, DE
Atlantic Pix LLC	United States, DE
Atlantic Productions LLC	United States, DE
Atlantic Recording Corporation	United States, DE
Atlantic Recording LLC	United States, DE
Atlantic Records Group LLC	United States, DE
Atlantic Scream LLC	United States, DE
Atlantic/MR Ventures Inc.	United States, DE
Audio Properties/Burbank, Inc.	United States, CA
Aulecar, S.A. de C.V.	Mexico
B Unique Records Limited	England and Wales
Babel Music N.V.	Belgium
Bad Boy Records LLC	United States, DE
Bajca Music, Inc.	United States, NY
BB Investments LLC	United States, DE
Belinda (Amsterdam) BV	Netherlands
Bennie Benjamin Music, Inc.	United States, NY
Big 4 Publishing	France
Blonde Music SAS	France
Bristol Productions Limited Partnership	United States, CA
Bolero Records AB	Sweden
Bubbles Music Limited	United Kingdom

Legal Name	State or Jurisdiction of Incorporation or Organization
Bulldog Island Events LLC	United States, NY
Burlington Music Company Limited	United Kingdom
Bute Sound LLC	United States, DE
BV Editions Altona	Netherlands
Centro Inc.	Japan
Chappell & Co. (Australia) Pty Ltd	Australia
Chappell & Intersong Music Group (Australia) Limited	United States, DE
Chappell And Intersong Music Group (Germany) Inc.	Germany & Delaware
Chappell Music Company, Inc.	United States, DE
Chappell Music Limited	United Kingdom
Chappell Musikverlag GmbH	Germany
CHAPPELL NORDISKA AB	Sweden
Chappell-Morris Limited	United Kingdom
Chappell-Styne Inc.	United States, NY
Chatham Music Corporation	United States, NY
China Records Limited	United Kingdom
Cloud 9 Recordings B.V.	Netherlands
Coleske Artist Management Proprietary Ltd.	South Africa
Coleske Group Proprietary Ltd.	South Africa
Comedy Box Limited	United Kingdom
Cordless Recordings LLC	United States, DE
Cota Music, Inc.	United States, NY
Cotillion Music, Inc.	United States, DE
CPM Music Limited	England and Wales
Crited Music, Inc.	United States, OH
CRK Music Inc.	United States, DE
CRML Limited	England
Death Angel Records Limited	New Zealand
Death Angel Records Pty Limited	Australia
Decibels Productions SAS	France
De-Show Gestion Integral, S.L.	Spain
Destiny Music Limited	England
Diplomat Music Limited	United Kingdom
Divo TV Private Limited	India
Dizzy Heights Music Publishing Limited	United Kingdom
Dorella Music, Inc.	United States, NY
DRULKOY SA	Uruguay
Dubey-Karr Corp.	United States,
Duzy Dom Dystrybucyiny DDD so.z.o.o	Poland
Dynatone Publishing Company	United States, OH
E-Positive Entertainment Pvt. Ltd.	India
E.M.P. Merchandising Handelsgesellschaft mbh	Germany
E/A Music, Inc.	United States, DE
East West Records LLC	United States, DE
Ediciones Musicales Warner Music Publishing S.A.	Spain
EDITIONS COSTALLAT S.A.S.	France
EDITIONS ET PRODUCTIONS THEATRALES CHAPPELL S.A.R.L.	France

Legal Name	State or Jurisdiction of Incorporation or Organization
Editions Universelles SAS	France
Ehrling & Lofvenholm AB	Sweden
Eleksylum Music, Inc.	United States, DE
Elektra Entertainment Group Inc.	United States, DE
Elektra Entertainment LLC	United States, DE
Elektra Group Ventures Inc.	United States, DE
Elektra Music Group Inc.	United States, NY
Elektra Music LLC	United States, DE
Elektra/Chameleon Ventures Inc.	United States, DE
Elmlowe Limited	United Kingdom
Emma Productions SAS	France
EMP Mailorder Italia S.r.l.	Italy
EMP Mailorder UK Ltd.	United Kingdom
Erato Record Classics Limited	United Kingdom
Essex Productions Limited Partnership	United States
Exallshow Limited	United Kingdom
Ferret Music Holdings LLC	United States, DE
Ferret Music LLC	United States, NJ
Ferret Music Management LLC	United States, NJ
Ferret Music Touring LLC	United States, NJ
Festival Records NZ Limited	New Zealand
Festival Records Pty Limited	Australia
FFRR Music Limited	United Kingdom
FFRR Records Limited	United Kingdom
FHK, Inc.	United States, TN
Film27 Ltd.	United Kingdom
First Night Records Limited	United Kingdom
Food Limited	United Kingdom
Foz Man Music LLC	United States, DE
FS General Partners, LLC	United States, CA
Fueled By Ramen LLC	United States, DE
Funghi Records Limited	United Kingdom
Gene Autry's Western Music Publishing Co.	United States, CA
Get In Mexico, S.A. de C.V.	Mexico
Gingerbread Man Records Limited	United Kingdom
Glissando Music Limited	United Kingdom
Golden West Melodies, Inc.	United States, CA
Groot Tickets Proprietary Ltd.	South Africa
GUM PROD SAS	France
Hank Snow Music Inc.	United States,
Hank's Music Inc.	United States,
Hanseatic Musikverlag GmbH	Germany
Happy MUSIC Verlag G.m.b.H	Germany
Harmonie, Verlagsgsellschaft Fur Literatur Und Kunst Gmbh	Germany
Infectious Records Limited	England
Insound Acquisition Inc.	United States, DE
Interice Corporation	United States,
Intersong Music Limited	United Kingdom

Legal Name	State or Jurisdiction of Incorporation or Organization
Intersong Musikverlag GmbH	Switzerland
Intersong Primavera Editions Musicales N.V.	Belgium
Intersong U.S.A., INC.	United States, DE
Intersong-Forlagen AB	Sweden
J. Ruby Productions, Inc.	United States, CA
Jadar Music Corp.	United States, DE
Jewel Music Publishing Company Limited	United Kingdom
Jivi Media Ltd. - In Process of Liquidation in Israel (documentation filed on 9 24 2024)	Israel
Jubiliee Music Inc.	United States, NY
Kirshner Warner Bros. Music Limited	United Kingdom
Kommanditgesellschaft HAPPY MUSIC Verlag G.m.b.H. & Co.	Germany
La Cicala Casa Editrice Musicale SRL	Italy
Large Popmerchandising B.V.	Netherlands
Large Popmerchandising B.V.B.A.	Belgium
Latino Editora Musical Ltda.	Brazil
Laurel Records Limited	England
Lava Records LLC	United States, DE
LEM America, Inc.	United States, DE
LLC Warner Music Ukraine	Ukraine
Lombardo Music, Inc.	United States
London-Sire Records Inc.	United States, DE
Lu-Jac Music, Inc.	United States
M&L Records AB	Sweden
Magnet Music Limited	United Kingdom
Magnet Records Limited	United Kingdom
Maverick Partner Inc.	United States, DE
Maverick Recording Company	United States, CA
McGuffin Music Inc.	United States, DE
Megasong Publishing A/S	Denmark
Melody Ranch Music Co., Inc.	United States, CA
Mixed Bag Music, Inc.	United States, NY
MM Investment LLC	United States, DE
Mother Popcorn Limited Liability Company	United States, NY
Mushroom Records Pty Ltd.	Australia
Music for Pleasure Limited	United Kingdom
MusicAllStars Management B.V.	Netherlands
MusicAllStars Publishing B.V. (formed 9/28/2022; acquired 9/30/2022 per a de-merger)	Netherlands
Muziekuitgeverij Artemis B.V.	Netherlands
NC Hungary Holdings Inc.	United States, DE
Neue Welt Musikverlag GmbH	Germany
New Chappell Inc.	United States, DE
New World Music Company (Ltd.)	United States, CA
Newiscom, S.L.	Spain
Nonesuch Records Inc.	United States, DE
Notservice AB	Sweden
Nous SAS	France
Octa Music, Inc.	United States, NY

Legal Name	State or Jurisdiction of Incorporation or Organization
OPUS a.s.	Slovakia
P & C Publishing LLC	United States, NY
Palace Music Company Limited	United Kingdom
Pamela Music Inc.	United States
Parlophone Records Limited	United Kingdom
Patricia Music Limited	United Kingdom
Peerless S.A. de C.V.	Mexico
Peerless-MCM, S.A. De C.V.	Mexico
Pepamar Music Corp.	United States, NY
PeppermintBlue Entertainment Pty Ltd.	Australia
PLG Classics Germany GmbH	Germany
Prisma Music S.L.U	Spain
Promociones Musicales Get In, S.L. (f/k/a: Get In, S.L.)	Spain
Pt. Warner Music Indonesia	Indonesia
Putnam Music Inc.	United States
Qanawat Music FZ-LLC	Dubai
Qanawat Music Misr LLC	Egypt
Qanawat Music Morocco SARL	Morocco
Radar Scope Ltd.	United Kingdom
Rep Sales, Inc.	United States, MN
Revelation Music Publishing Corporation	United States, NY
Rhino Entertainment Company	United States, DE
Rhino Entertainment LLC	United States, DE
Rhino Focus Holdings LLC	United States, DE
Rhino Name & Likeness Holdings, LLC	United States, DE
Rhino/FSE Holdings, LLC	United States, DE
Rick's Music Inc.	United States, DE
Ridgeway Music Co., Inc.	United States, CA
Rightsong Music Inc.	United States, DE
Roadrunner Records Australasia Pty Ltd.	Australia
Roadrunner Records Canada Inc.	Canada
Roadrunner Records, Inc.	United States, NY
Rodart Music Corporation	United States,
Rodeo Media B.V.	Netherlands
Rondo-Verlag GmbH	Germany
Ryko Corporation	United States, DE
Rykodisc, Inc.	United States, MN
Rykomusic, Inc.	United States, MN
S.B.A. Music Publishing Ltd.	Russian Federation
Sahara Music, Inc.	United States, NY
Scream Star Entertainment LLC	United States, DE
Sea Chime Music, Inc.	United States, CA
Sharemyplaylists.Com Lmited	United Kingdom
Sheffield Enterprises LLC	United States, TN
Sh-K-Boom Records, LLC	United States, DE
Shubert Music Publishing Corporation	United States, NY
SK Acquisition Ltd.	United Kingdom
Sodatone Music Data ULC	Canada

Legal Name	State or Jurisdiction of Incorporation or Organization
Sodatone USA LLC	United States, DE
Spinnin Records B.V.	Netherlands
SR/MDM Venture Inc.	United States, DE
Steinar Fjeld Musikk AS	Norway
Summy-Birchard, Inc.	United States, WY
Super Hype Publishing, Inc.	United States, NY
Taffia International Limited	England and Wales
Taste the Floor	Spain
TenThousand Projects Holdings LLC	United States, DE
T-Boy Music, L.L.C.	United States, NY
T-Girl Music, L.L.C.	United States, NY
The All Blacks Canada Inc.	Canada
The All Blacks U.S.A. Inc.	United States, DE
The Biz LLC	United States, DE
The National Video Corporation Limited	United Kingdom
The Project Music Company S.L.U.	Spain
Throat Music Limited	United Kingdom
TW Music Holdings Inc.	United States, DE
Uncut Point Inc.	Korea, Republic of
Unichappell Music Inc.	United States, DE
Upped.com LLC	United States, DE
VdS	France
Vernon Music Corporation	United States, NY
W Chappell Music Corp.	United States, CA
W.C.M. Music Corp.	United States, DE
Walden Music Inc.	United States, NY
Wallaby Music Pty Limited	Australia
Warner Chappell Artemis Music Limited	United Kingdom
Warner Chappell Edicoes Musicais Ltda.	Brazil
Warner Chappell Limited	United Kingdom
Warner Chappell MLM Limited	England and Wales
Warner Chappell Music (Malaysia) SDN BHD	Malaysia
Warner Chappell Music (Thailand) Co. Ltd.	Thailand
Warner Chappell Music Argentina S.A.I.C.	Argentina
Warner Chappell Music AG Limited	United Kingdom
Warner Chappell Music Australia Pty Limited	Australia
Warner Chappell Music Belgium N.V.	Belgium
Warner Chappell Music Canada, Ltd.	Canada
Warner Chappell Music Colombia SAS	Colombia
Warner Chappell Music CZ s.r.o.	Czech Republic
Warner Chappell Music Denmark A/S	Denmark
Warner Chappell Music Finland OY	Finland
Warner Chappell Music France S.A.S.	France
Warner Chappell Music Germany GmbH	Germany
Warner Chappell Music Greece Ltd.	Greece
Warner Chappell Music Group (Netherlands) B.V.	Netherlands
Warner Chappell Music Group (UK) Limited	United Kingdom
Warner Chappell Music Holland B.V.	Netherlands

Legal Name	State or Jurisdiction of Incorporation or Organization
Warner Chappell Music Hungary Kft	Hungary
Warner Chappell Music International Limited	United Kingdom
Warner Chappell Music Italiana SrL	Italy
Warner Chappell Music Japan K.K.	Japan
Warner Chappell Music Korea Inc.	Korea, Republic of
Warner Chappell Music Limited	England and Wales
Warner Chappell Music Mexico, S.A. de C.V.	Mexico
Warner Chappell Music Norway A/S	Norway
Warner Chappell Music Philippines, Inc.	Philippines
Warner Chappell Music Poland Sp. z.o.o.	Poland
Warner Chappell Music Portugal, S.L.	Spain
Warner Chappell Music Publishing Agency (Beijing) Ltd.	China
Warner Chappell Music Publishing Chile Ltd.	Chile
Warner Chappell Music Publishing Limited	England and Wales
Warner Chappell Music Publishing (Shanghai) Ltd.	Shanghai, China
Warner Chappell Music Publishing Singapore Pte. Ltd.	Singapore
Warner Chappell Music Scandinavia AB	Sweden
Warner Chappell Music Services, Inc.	United States, NJ
Warner Chappell Music Singapore Pte Limited	Singapore
Warner Chappell Music Spain SA	Spain
Warner Chappell Music Taiwan Ltd.	Taiwan, Province of China
Warner Chappell Music, Hong Kong Limited	Hong Kong
Warner Chappell Music, Inc.	United States, DE
Warner Chappell Musikverlag Gesellschaft m.b.H.	Austria
Warner Chappell North America Limited	United Kingdom
Warner Chappell Overseas Holdings Limited	United Kingdom
Warner Chappell Production Music Benelux B.V.	Netherlands
Warner Chappell Production Music GmbH	Germany
Warner Chappell Production Music Limited	England and Wales
Warner Chappell Production Music, Inc.	United States, DE
Warner Chappell Pty Limited	Australia
Warner Chappell TM Limited	England and Wales
Warner Chappell UK Limited	United Kingdom
Warner Custom Music Corp.	United States, CA
Warner Group Portugal SGPS Lda	Portugal
Warner Music (Beijing) Co. Ltd. (legal name is Asia Warner (Beijing) Music Entertainment Co., Ltd.)	China
Warner Music (Europe) B.V.	Netherlands
Warner Music (Malaysia) Sdn Bhd	Malaysia
Warner Music (Northern Ireland) Limited	United Kingdom
Warner Music (Thailand) Ltd.	Thailand
Warner Music Argentina S.A.	Argentina
Warner Music Artist Services International Limited	United Kingdom
Warner Music Australia Pty. Limited	Australia
Warner Music Austria GmbH (not GesmbH)	Austria

Legal Name	State or Jurisdiction of Incorporation or Organization
Warner Music Benelux BV	Netherlands
Warner Music Benelux SA/NV	Belgium
Warner Music Brasil Ltda.	Brazil
Warner Music Canada Asset Holdings Sub Co	Canada
Warner Music Canada Asset Holdings ULC	Canada
Warner Music Canada Co.	Canada
Warner Music Canada Ontario LP	Canada
Warner Music Chile S.A.	Chile
Warner Music China (HK) Limited	Hong Kong
Warner Music Colombia SAS	Colombia
Warner Music Czech Republic s.r.o.	Czech Republic
Warner Music Denmark A/S	Denmark
Warner Music Discovery Inc.	United States, DE
Warner Music Distribution LLC	United States, DE
Warner Music Finland OY	Finland
Warner Music France SAS	France
Warner Music Greece SA	Greece
Warner Music Group Germany GmbH	Germany
Warner Music Group Germany Holding GmbH	Germany
Warner Music Group Italy SrL	Italy
Warner Music Holdings Denmark A/S	Denmark
Warner Music Holdings Limited	United Kingdom
Warner Music Hong Kong Limited	Hong Kong
Warner Music Inc.	United States, DE
Warner Music India Private Limited	India
Warner Music International Services Limited	England and Wales
Warner Music Ireland Limited	Ireland
Warner Music Israel Ltd.	Israel
Warner Music Italia SRL	Italy
Warner Music Japan Inc.	Japan
Warner Music Korea Ltd.	Korea, Republic of
Warner Music Latina Inc.	United States, DE
Warner Music LLC	Russian Federation
Warner Music Mexico S.A. de C.V.	Mexico
Warner Music Middle East S.A.R.L.	Lebanon
Warner Music Nashville LLC	United States, TN
Warner Music New Zealand Limited	New Zealand
Warner Music Norway AS	Norway
Warner Music Peru S.A.C.	Peru
Warner Music Philippines Inc.	Philippines
Warner Music Poland sp.z.o.o.	Poland
Warner Music Portugal Lda	Portugal
Warner Music Publishing Holland B.V.	Netherlands
Warner Music Publishing International Inc.	United States, DE
Warner Music Publishing Italy Srl	Italy
Warner Music Singapore Pte Ltd	Singapore
Warner Music South Africa (pty) Ltd.	South Africa
Warner Music SP Inc.	United States, DE
Warner Music Spain, S.L.	Spain

Legal Name	State or Jurisdiction of Incorporation or Organization
Warner Music Sweden AB	Sweden
Warner Music Switzerland AG	Switzerland
Warner Music Taiwan Limited	Taiwan, Province of China
WARNER MUSIC TURKEY MÜZİK KAYIT PRODÜKSİYON VE PAZARLAMA ANONİM ŞİRKETİ	Turkey
Warner Music UK Limited	United Kingdom
Warner Music Vietnam Limited Liability Company	Vietnam
Warner Music West Africa Limited	Nigeria
Warner Records Inc.	United States, DE
Warner Records LLC	United States, DE
Warner Records/QRI Venture, Inc.	United States, DE
Warner Records/Ruffnation Ventures, Inc.	United States, DE
Warner Records/SIRE Ventures LLC	United States, DE
Warner SPV Mont Cenis SAS	France
Warner Special Products Inc.	United States, DE
Warner Strategic Marketing Inc.	United States, DE
Warner Chappell Ltd.	Russian Federation
Warner-Elektra-Atlantic Corporation	United States, NY
WarnerSongs, Inc.	United States, DE
Warner-Tamerlane Publishing Corp.	United States, CA
WC Gold Music Corp.	United States, DE
WCM/House of Gold Music, Inc.	United States, DE
WEA Europe Inc.	United States, DE
WEA Inc.	United States, DE
WEA International Inc.	United States, DE
What A Music Limited	United Kingdom
Wide Music, Inc.	United States, CA
WMCR Holdings LLC	United States, DE
WMG Acquisition (UK) Limited	England and Wales
WMG Acquisition Corp.	United States, DE
WMG Church Street Limited	England and Wales
WMG COE, LLC	United States, DE
WMG Finance Ltd.	United Kingdom
WMG Global Ventures Limited	United Kingdom
WMG Guernsey Limited	Guernsey
WMG Holdings Corp.	United States, DE
WMG Kensington Ltd.	England and Wales
WMG Productions LLC	United States, DE
WMG Rhino Holdings Inc.	United States, DE
WMIS Limited	United Kingdom
Wrong Man Development Limited Liability Company	United States, NY
X5 Group AB	Sweden
XY Mobile LLC (f/k/a Star Mobile LLC)	United States, DE
Yes Music Limited	United Kingdom